Income Taxes (Notes)	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES

The components of the Company’s net deferred income taxes are as follows (rounded):

	December 31, 2014	December 31, 2013
Deferred tax assets:
Net operating loss carry forwards	$10,643,000	$9,171,000
Accrued expenses	92,000	72,000
Depreciation and amortization	4,000	23,000
Stock option and warrant expenses	441,000	285,000
Deferred rent	40,000	5,000
Other	3,000	2,000
Gross deferred income tax assets	11,223,000	9,558,000
Valuation allowance	(11,223,000)	(9,558,000)
Total deferred income tax assets	$—	$—

The following summary reconciles differences from taxes at the federal statutory rate with the effective rate:

	Years Ended December 31,
	2014	2013
Federal income tax at statutory rates	(34.0)%	(34.0)%
Change in deferred tax asset valuation allowance	(52.3)%	30.0%
Deferred state taxes	4.6%	(2.8)%
Non-deductible expenses:
Meals & entertainment	(0.4)%	0.3%
Change in fair value of warrants	83.8%	2.6%
ISO stock compensation	(1.3)%	1.0%
Other	(0.4)%	2.9%
Income taxes (benefit) at effective rates	—%	—%

The Company has incurred net losses since inception. At December 31, 2014, the Company had approximately $28,588,000 in net operating loss carryforwards for U.S. federal and state income tax purposes that expire in various amounts between the years of 2026 and 2033. The Company's ability to deduct its historical net operating losses may be limited in the future due to IRC Section 382 limitations as a result of the substantial issuances of common stock in 2012, 2013 and 2014. The change in valuation allowance for the years ended December 31, 2014 and 2013 was an increase of $1,665,000 and $997,000, respectively, resulting primarily from net operating losses generated during the periods.